UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2006

Keryx Biopharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30929 (Commission File Number)	13-4087132 (IRS Employer Identification No.)

750 Lexington Avenue
New York, New York 10022
(Address of Principal Executive Offices)

(212) 531-5965
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.  Other Events.

On March 24, 2006, Keryx Biopharmaceuticals, Inc. (the “Company”) priced a registered direct offering of 4,500,000 shares of its $0.001 par value common stock (the “Common Stock”). The transaction closed on March 29, 2006, and the Company received net proceeds, before expenses, of $82,800,000 million from the offering. A copy of the Company’s press release dated March 27, 2006, announcing the offering is attached hereto as Exhibit 99.2.

The Company registered the sale of the shares with the Securities and Exchange Commission (the “Commission”) pursuant to a Registration Statement on Form S-3 (File No. 333-130809) (the “Registration Statement”) filed on December 30, 2005, and declared effective by the SEC on January 13, 2006, covering shares of the Company’s Common Stock having a value not to exceed $150 million. The Company is filing this Current Report on Form 8-K in order to cause certain information contained herein and in the exhibits hereto to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represents, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as a part of this report:

Exhibit
Number	Description

Exhibit No.	Description

1.1*	Form of Securities Purchase Agreement, dated as of March 24, 2006, by and among the Company and the purchasers indicated therein.

5.1*	Opinion of Alston & Bird LLP, as counsel to the Company, regarding the legality of the Shares.

23.3*	Consent of Alston & Bird LLP, as counsel to the Company (included in Exhibit 5.1).

99.1*	Other Expenses of Issuance and Distribution (as required by Item 14 of Form S-3).

99.2	Press Release dated March 27, 2006

*	Exhibit number corresponds to the exhibit list contained in the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)
Date: March 29, 2006	By:	/s/ Ronald C. Renaud, Jr.
Ronald C. Renaud, Jr.
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit No.	Description

1.1*	Form of Securities Purchase Agreement, dated as of March 24, 2006, by and among the Company and the purchasers indicated therein.

5.1*	Opinion of Alston & Bird LLP, as counsel to the Company, regarding the legality of the Shares.

23.3*	Consent of Alston & Bird LLP, as counsel to the Company (included in Exhibit 5.1).

99.1*	Other Expenses of Issuance and Distribution (as required by Item 14 of Form S-3).

99.2	Press Release dated March 27, 2006

*	Exhibit number corresponds to the exhibit list contained in the Registration Statement.